UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2014, pursuant to the Senior Secured Loan and Security Agreement, dated as of January 20, 2014 (the “Loan Agreement”), among Crumbs Holdings LLC (“Holdings”), Crumbs Bake Shop, Inc. (“Crumbs” and, together with Holdings, the “Company”), and Fischer Enterprises, L.L.C. (the “Lender”), the Company closed on the second tranche of the term loan (the Loan”) from the Lender, which is evidenced by a convertible Tranche II Note issued by the Company in the aggregate principal amount of $1.5 million. The first tranche, in the amount of $3.5 million and evidenced by a substantially identical convertible Tranche I Note (together with the Tranche II Note, the “Tranche Notes”), closed on January 21, 2014. Pursuant to a Guaranty and Security Agreement, dated as of January 20, 2014 (the “Guaranty”), Holdings’ subsidiaries guaranteed the Company’s payment obligations under the Loan.

Subject to the terms of the Loan Agreement, including the limitations on conversion contained therein, the Tranche Notes are convertible into shares of Crumbs’ common stock (the “Common Stock”) at an initial conversion price of $.66 per share. Interest that accrues on the outstanding principal balance of the Tranche Notes (7.0% per annum) shall be paid, at the Company’s option, in cash or by adding the amount thereof to the principal balance then outstanding under the Tranche Notes, which, when so added, will also be convertible into shares of Common Stock at the foregoing conversion price. As of the date of this report, disregarding the conversion limitations set forth in the Loan Agreement, the aggregate principal balances of the Tranche I Note ($3,535,000, which includes the 1% Lender Fee) and the Tranche II Note ($1,563,115, which includes the 1% Lender Fee and accrued interest on the Tranche I Note) are convertible into 5,356,061 and 2,368,356 shares of Common Stock, respectively.

The material terms of the Loan Agreement, the Loan, including the Tranche Notes, and the Guaranty were summarized in Item 1.01 of Crumbs’ Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 24, 2014 (the “January 24 Form 8-K”), which summaries are incorporated herein by reference.

The foregoing discussion is intended only as a summary of the Tranche II Note and is qualified in its entirety by the terms thereof. A copy of the Loan Agreement was filed as Exhibit 10.1 to the January 24 Form 8-K, which included, as Exhibit A-2 thereto, a copy of the Tranche II Note. A copy of the Guaranty was filed as Exhibit 10.2 to the January 24 Form 8-K. The Company has filed these documents to provide investors with information regarding their terms. The filing of these documents is not intended to provide any other factual or financial information about the Company, the Lender or any other person. The provisions of these documents were made only for the benefit of the parties thereto, may be subject to limitations agreed upon by such parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these documents or their terms or any description thereof as characterizations of the actual state of facts or condition of the Company, the Lender or any other person. Moreover, information concerning the subject matter of such documents and other terms may change after their respective dates, which subsequent information may or may not be fully reflected in public disclosures by the Company.

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The Tranche Notes were sold, and any shares of Common Stock that may be issued upon conversion thereof will be sold, to an accredited investor in a private placement transaction in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. Neither the offer and sale of the Tranche Notes nor the offer and sale of the shares of Common Stock that may be issued thereunder have been, nor will they be, registered under the Securities Act. All other information required by this Item is contained in Item 1.01 of this report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is contained in Item 1.01 of this report and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by this Item is contained in Item 1.01 of this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Resignation

On April 1, 2014, Leonard A. Potter resigned from the Board of Directors of Crumbs and from the Board of Managers of Holdings. Mr. Potter’s notification to the Boards did not indicate that he was resigning due to any disagreement with the Company on any matter relating to its operations, policies or practices.

(d) Election of Directors

On April 1, 2014, at the recommendation of its Nominating and Governance Committee, the Board of Directors of Crumbs elected Mark Liebel and Scott Fischer to serve as directors of Crumbs until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified. Messrs. Liebel and Fischer, who will fill the vacancies created by Mr. Potter’s resignation and the previously-announced resignation of Mark A. Klein, were designated for election by the Lender and elected by the Board pursuant to the terms of the Loan Agreement. The Loan Agreement provides that, for so long as either of the Tranche Notes remains outstanding, but subject to the ownership threshold discussed below, the Lender shall have the right, at any time, to designate two director candidates for appointment to the Board of Directors of Crumbs. The foregoing designation right is subject to the satisfaction of any applicable corporate governance standards and other legal requirements of the NASDAQ Capital Market. In addition, the Lender will have the right to exercise such designation right only for so long as it or any of its affiliates (i) is a holder of a Tranche Note and (ii) beneficially owns (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) in excess of 5.0% of the issued and outstanding shares of the Common Stock. The Board of Managers of Holdings contemporaneously appointed Messrs. Liebel and Fischer to serve on that Board.

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(e) Entry into a Material Compensatory Plan

On April 1, 2014, the Company and Edward M. Slezak entered into an employment agreement (the “Employment Agreement”) governing the terms and conditions of his employment as the Company’s Chief Executive Officer and General Counsel. Pursuant to the Employment Agreement, Mr. Slezak is entitled to receive an annual base salary of $300,000; is eligible, dependent upon Company financial performance, to receive an annual target bonus of $300,000; is eligible to participate in the Company’s equity compensation plans upon terms to be determined prior to each grant by the Compensation Committee of Crumbs’ Board of Directors; and is entitled to participate in the various employee benefit plans customarily made available to Company’s officers. The Employment Agreement provides that Mr. Slezak will be entitled to receive cash severance equal to six months’ base salary if he is terminated by the Company without “Cause” (as defined in the Employment Agreement”). Mr. Slezak’s term of employment is one year, but will automatically renew for successive one-year terms unless a party provides the other party with at least 60 days’ written notice prior to the expiration of the then-current term, that Mr. Slezak’s employment agreement will not be renewed.

The foregoing discussion is intended only as a summary of the Employment Agreement and is qualified in its entirety by the terms thereof. A copy of the Employment Agreement is filed as Exhibit 10.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: April 2, 2014	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

4.1	Tranche II Note (incorporated by reference to Exhibit A-2 to Exhibit 10.1 to the Current Report of Crumbs Bake Shop, Inc. on Form 8-K, filed on January 24, 2014).

10.1	Employment Agreement, dated as of April 1, 2014, by and among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Edward M. Slezak (filed herewith).

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